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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 30, 1998




                                 PMR CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     000-20488                                            23-2491707
(Commission File No.)                          (IRS Employer Identification No.)

                        501 WASHINGTON STREET, 5TH FLOOR
                           SAN DIEGO, CALIFORNIA 92103
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 610-4001

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ITEM 5.   OTHER EVENTS.

        On July 30, 1998, PMR Corporation, a Delaware corporation ("PMR") announced that it had entered into a definitive agreement (the "Merger Agreement") with Behavioral Healthcare Corporation, a Delaware corporation. PMR hereby incorporates by reference the Merger Agreement and the contents of the news release announcing the signing of the Merger Agreement filed as Exhibits
99.1 and 99.2, respectively, to this report.




                                       2.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PMR CORPORATION



Dated:  August 4, 1998                      By: /s/ SUSAN D. ERSKINE
                                                --------------------------------
                                                Susan D. Erskine
                                                Executive Vice President and
                                                Secretary




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                                INDEX TO EXHIBITS


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
99.1 Agreement and Plan of Merger July 30, 1998, among PMR Corporation, BHC Acquisition Corporation and Behavioral Healthcare Corporation.

99.2    News Release dated July 30, 1998.
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